Convertible Redeemable Preferred Shares	12 Months Ended
Dec. 31, 2011
Convertible Redeemable Preferred Shares [Abstract]
Convertible Redeemable Preferred Shares
16.	CONVERTIBLE REDEEMABLE PREFERRED SHARES

Series A Convertible Redeemable Preferred Shares

On October 13, 2006, the Company issued 40,000,000 Series A convertible redeemable preferred shares ("Series A Shares") with par value of $0.0001 per share to third party investors for $40,000 (after deduction of issuance cost, net proceeds of $39,326).

All of the outstanding 40,000,000 Series A Shares were automatically converted into 40,000,000 ordinary shares upon the completion of IPO in July, 2010.

The principal rights, preferences and privileges with respect to the Series A Shares were as follows:

Voting right

Holders of the Series A Shares had voting rights equal to the number of ordinary shares then issuable upon its conversion into ordinary shares. The Series A Shares generally voted together with the ordinary shares and not as a separate class.

Dividends

If the Group could declare and pay any dividends on the ordinary shares, then, holders of Series A Shares should be entitled to share in such dividends on a pro rata basis, as if their shares had been converted into ordinary shares.

Liquidation preference

In the event of any liquidation event, the shareholders of the series A Share would be entitled to receive in preference to the shareholders of the ordinary shares at an amount equal to the Series A Share issue price of $40,000 plus all accrued or declared but unpaid dividends. After the full preference amount on all outstanding Series A Shares had been paid, any remaining funds or assets of the Company legally available for distribution should be distributed to the holders of the ordinary shares until $29,000 had been distributed to the holders of ordinary shares. After the full preference amount on all outstanding Series A Shares had been paid and the full $29,000 amount had been paid to the holders of ordinary shares, then any remaining funds or assets of the Company legally available for distribution should be distributed pro rata among the holders of the Series A Shares, on an as-converted basis, together with the holders of the ordinary shares and any other class or series of shares of the Company.

Redemption

At anytime commencing on the fourth anniversary of the Series A original issue date, if requested in writing by holders of a majority of the Series A Shares then outstanding, the Company should redeem per such holders' request all of the outstanding Series A Shares in three equal annual installments. The redemption price was equal to the Series A issue price plus all declared but unpaid dividends.

Conversion

The Series A Shares were automatically converted into ordinary shares upon the earlier of (i) the date specified by written consent of agreement of the holders of at last two-thirds of the Series A Shares then outstanding, and (ii) the closing of an underwritten public offering of the ordinary shares of the Company in the United States or in a similar public offering of the ordinary shares of the Company in another jurisdiction which results in the ordinary shares trading publicly on a recognized regional or national securities exchange with gross proceeds to the Company of at least $50,000.

The conversion ratio was on a one for one basis, subject to certain anti-dilution adjustments and adjustments for future issuances of shares at a price lower than the issuance price of the Series A shares.